                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MARISA CHRISTINA, INCORPORATED
                (Name of Registrant as Specified in its Charter)

                         MARISA CHRISTINA, INCORPORATED
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials:
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         MARISA CHRISTINA, INCORPORATED
                              8101 Tonnelle Avenue
                         North Bergen, New Jersey 07047


                                                                  April 23, 2001

Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Marisa Christina, Incorporated (the "Company"). This meeting will be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York City, New York, at 10:00 AM, local time, on May 24, 2001.

         At the meeting, you are being asked to (i) elect nine directors to the Company's Board of Directors, each for one-year terms expiring at the 2002 Annual Meeting of Stockholders, and (ii) ratify the appointment of KPMG LLP as independent public accountants for the Company.

         The Board of Directors has unanimously approved these proposals and I urge you to vote in favor of these proposals and the other matters submitted to you for a vote at the meeting.

         Your vote is very important and I hope you will be able to attend the meeting. To ensure your representation at the meeting, even if you anticipate attending in person, I urge you to mark, sign, date and return the enclosed proxy card. If you attend, you will, of course, be entitled to vote in person.


                                         Sincerely,

                                         /s/ Michael H. Lerner

                                         MICHAEL H. LERNER
                                         Chairman of the Board, Chief Executive
                                         Officer and President

                         MARISA CHRISTINA, INCORPORATED

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Marisa Christina, Incorporated:

         The 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Marisa Christina, Incorporated, a Delaware corporation (the "Company"), will be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York City, New York, on May 24, 2001, at 10:00 AM, local time, for the following purposes:

         (1) To elect nine directors to the Company's Board of Directors, each to hold office until their successors are elected at the 2002 Annual Meeting of Stockholders;

         (2) To ratify the appointment of KPMG LLP as independent public accountants for the Company for the fiscal year ending December 31, 2001; and

         (3) To transact such other business as may properly be presented at the Annual Meeting or any adjournment thereof.

         A proxy statement with respect to the Annual Meeting accompanies and forms a part of this Notice. The Annual Report of the Company for the fiscal year ended December 31, 2000 also accompanies this Notice.

         The Board of Directors has fixed the close of business on April 2, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                            By order of the Board of Directors,

                                            /s/ S. E. Melvin Hecht

                                            S. E. MELVIN HECHT
                                            Assistant Secretary


North Bergen, New Jersey
April 23, 2001

                             YOUR VOTE IS IMPORTANT

               PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY AND
               RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER
                 OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

                         MARISA CHRISTINA, INCORPORATED
                              8101 TONNELLE AVENUE
                         NORTH BERGEN, NEW JERSEY 07047

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors") of Marisa Christina, Incorporated, a Delaware corporation (the "Company"), of proxies for use at the 2001 Annual Meeting of Stockholders of the Company to be held on May 24, 2001, and any adjournment thereof (the "Annual Meeting"). This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about April 23, 2001.


                    VOTING SECURITIES; PROXIES; REQUIRED VOTE

VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 2, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had outstanding 7,299,785 shares of common stock, par value $.01 per share ("Common Stock"). Holders of Common Stock are entitled to notice of and to vote one vote per share of Common Stock owned as of the Record Date at the Annual Meeting.

PROXIES

         Michael H. Lerner and S.E. Melvin Hecht, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Mr. Lerner is Chairman, Chief Executive Officer and President of the Company and Mr. Hecht is the Company's Vice Chairman, Chief Financial Officer, Treasurer and Assistant Secretary. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either
(i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

REQUIRED VOTE

         The holders of at least one-third of the outstanding shares of Common Stock represented in person or by proxy will constitute a quorum at the Annual Meeting. At the Annual Meeting, the vote of a majority in interest of the stockholders present in person or by proxy and entitled to vote thereon is required to elect directors and to ratify the appointment of KPMG LLP as independent public accountants for the Company for the fiscal year ending December 31, 2001.

         The election inspectors appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.


                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

         Each director of the Company holds office until his or her successor is duly elected and qualified unless or until his or her earlier death, resignation, retirement, disqualification or removal.

         The nominees for whom the enclosed proxy is intended to be voted are set forth below. Each nominee for election as director currently serves as a director of the Company. It is not contemplated that any of these nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors unless the stockholder has directed otherwise.

         If a stockholder desires to nominate persons for election as directors at the 2002 Annual Meeting of Stockholders of the Company, written notice of such stockholder's intent to make such a nomination must be given and received by the Secretary of the Company at the principal executive offices of the Company either by personal delivery or by United States mail not later than December 15, 2001. Each notice must describe the nomination in sufficient detail for the nomination to be summarized on the agenda for the meeting and must set forth: (i) the name and address, as it appears on the record books of the Company, of the stockholder making the nomination, (ii) a representation that the stockholder is a holder of record of stock in the Company and entitled to vote at the annual meeting of stockholders and intends to appear in person or by proxy at the meeting to present the nomination, (iii) a statement of the class and number of shares beneficially owned by the stockholder, (iv) the name and address of any person to be nominated, (v) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (vi) such other information as would be required to be included in the proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC") and (vii) the consent of such nominee to serve as a director of the Company if elected. The presiding officer of the 2002 Annual Meeting of Stockholders of the Company shall, if the facts warrant, refuse to acknowledge a nomination not made in compliance with the foregoing procedure, and any such nomination not properly brought before the meeting will not be considered.

NOMINEES FOR ELECTION AS DIRECTORS

                                                   BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
            NAME                      AGE                        AND OTHER INFORMATION
            ----                      ---          ----------------------------------------------
Michael H. Lerner.................    56           Mr. Lerner joined the Company in August 1986, and has
                                                   served as Chief Executive Officer, President and
                                                   Chairman of the Board since that time. Prior to joining
                                                   the Company, Mr. Lerner was President of TFM Industries,
                                                   Inc. ("TFM"), a maker of moderate sportswear. He is
                                                   also a director of Apparel Ventures, Inc., an affiliate
                                                   of The Jordan Company as well as a director of Educational
                                                   Housing Services, Inc.

S.E. Melvin Hecht, C.P.A..........    66           Mr. Hecht joined the Company in December, 1993, and has
                                                   served as Chief Financial Officer and Treasurer since that time.  In April 1999, he was also named Vice Chairman of
                                                   the Board of Directors. From 1978 until 1991, Mr. Hecht
                                                   was a partner at Hertz, Herson & Company, certified public accountants and, since 1991, has served as a financial
                                                   consultant to various companies.  Prior to 1978, Mr. Hecht was an Executive Office partner at Touche Ross & Co., a
                                                   predecessor company to Deloitte & Touche, LLP.

G. Michael Dees...................    47           Mr. Dees joined the Company in September 1986 and has
                                                   served as a director of the Company and Executive Vice-
                                                   President of Design and Merchandising since that time. In
                                                   April 1999, he was named President of Marisa Christina
                                                   Apparel. Prior to joining the Company, Mr. Dees was
                                                   Divisional Merchandise Manager of ladies' sportswear
                                                   for Belk Stores, Inc.  Mr. Dees also serves as Vice-
                                                   President for the Board of Directors for Miracle House, a
                                                   New York nonprofit charity.

Christine M. Carlucci.............    43           Ms. Carlucci joined the Company in September 1986 and
                                                   has served as Vice President of Administration and
                                                   Operations and as Chief Financial Officer from
                                                   September 1986 until December 1993. She is currently
                                                   the Secretary and Executive Vice-President, and has been
                                                   a director of the Company since 1991. Prior to joining
                                                   the Company, Ms. Carlucci was an associate of
                                                   Mr. Lerner at TFM.

                                                   BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
            NAME                      AGE                        AND OTHER INFORMATION
            ----                      ---          ----------------------------------------------
Robert Davidoff...................    74           Mr. Davidoff has been a director of the Company since
                                                   1981.  Mr. Davidoff is a Managing Director of Carl
                                                   Marks & Co., Inc., the general partner of CMNY Capital,
                                                   L.P. and CMNY Capital II, L.P., and Chairman and Chief
                                                   Executive Officer of CM Capital Corporation.
                                                   Mr. Davidoff is also a director of Hubco Exploration, Inc.,
                                                   Rex Stores Corporation and Aquis Communications, Inc.

Lawrence D. Glaubinger............    75           Mr. Glaubinger has been a director of the Company since
                                                   1981.  Mr. Glaubinger is President of Lawrence Economic
                                                   Consulting Inc. and a director of Leucadia National Corp.

Brett J. Meyer....................    55           Mr. Meyer has been a director of the Company since
                                                   October 1994.  Mr. Meyer is a member of the law firm
                                                   Pryor, Cashman, Sherman & Flynn, LLP.  Mr. Meyer has
                                                   acted as general counsel to the Company since 1986.
                                                   Mr. Meyer is a member of the Financial Management
                                                   Committee of the American Apparel Manufacturers'
                                                   Association.

Barry S. Rosenstein...............    41           Mr. Rosenstein has been a director of the Company since
                                                   October 1994.  Mr. Rosenstein is the Managing Partner
                                                   of Sagaponack Partners, L.P., a private investment
                                                   partnership, which he co-founded in 1996.  Prior to
                                                   forming Sagaponack, Mr. Rosenstein was a General
                                                   Partner of Genesis Merchant Group and had served as the
                                                   head of its Investment/Merchant Banking Group from
                                                   September 1991.  Mr. Rosenstein is also a director of
                                                   Ustman Technologies, Inc., Waterworks, Tuneup
                                                   Masters, Inc., TestAmerica, Inc., Princeton Photo
                                                   Network, Inc., Triangle Signs, Inc., Pacific Wireless,
                                                   Inc. and Revtech, Inc.

David W. Zalaznick................    46           Mr. Zalaznick has been a director of the Company since
                                                   1981.  Mr. Zalaznick is a managing partner of The
                                                   Jordan Company LLC and Jordan/Zalaznick Capital
                                                   Company, a private investment firm, which he
                                                   co-founded in 1982.  Mr. Zalaznick is also a director of
                                                   Carmike Cinemas, Inc., GEAR for Sports, Inc., Jackson
                                                   Products, Inc., AmeriKing, Inc., Jordan Industries, Inc.,
                                                   Kinetek, Inc. and other private companies.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         In 2000, there were 5 meetings of the Board of Directors (including regularly scheduled and special meetings). During 2000, with the exception of Lawrence D. Glaubinger, who participated in 60% of the meetings, no director participated in fewer than 75% of the aggregate number of meetings and actions by written consent of the Board of Directors and the committees thereof on which he served.

         The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee. The Board of Directors does not have a Nominating Committee.

         Audit Committee. The Audit Committee recommends the appointment of a firm of independent public accountants to audit the Company's consolidated financial statements, as well as reviews and approves the scope, purpose and type of audit services to be performed by the external auditors. The Audit Committee is composed of Messrs. Glaubinger, Davidoff and Meyer. Messrs. Glaubinger, Davidoff and Meyer are independent (as independence is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee held one meeting in 2000. The Company's Board of Directors has adopted a written charter for the Audit Committee, attached hereto as Exhibit A. The Report of the Audit Committee is attached hereto as Exhibit B.

         Compensation Committee. The duties of the Compensation Committee are to make recommendations to the Board of Directors concerning the salaries of the Company's officers and to advise the Board of Directors on other compensation and benefit matters. The Compensation Committee is composed of Messrs. Zalaznick, Davidoff and Glaubinger. The Compensation Committee held no meetings in 2000.

         Executive Committee. Except as expressly limited by applicable law or the Company's Amended and Restated Certificate of Incorporation, the Executive Committee exercises all the powers and authorities of the Board of Directors in the management of the business and affairs of the Company between meetings of the full Board of Directors. The Executive Committee is composed of Messrs. Lerner, Hecht and Zalaznick. The Executive Committee conferred by telephone on numerous occasions in 2000.

DIRECTOR COMPENSATION

         Directors who are not employees of the Company receive $8,000 per year for serving as a director. In addition, the Company reimburses directors for their travel and other expenses incurred in connection with attending meetings of the Board of Directors. Each Independent Director of the Company, as defined in the Company's Stock Option Plan (the "Stock Option Plan"), is also entitled to receive an option to purchase 5,000 shares of Common Stock upon his or her appointment to the Board of Directors, subject to the terms and conditions contained in the Stock Option Plan (such options being referred to as "Formula Options").

ADDITIONAL INFORMATION ABOUT MANAGEMENT AND THE BOARD OF DIRECTORS

         Other Business Relationships. Mr. Meyer is a member of the law firm Pryor, Cashman, Sherman & Flynn, LLP which has provided legal services to the Company in the last fiscal year.


                                   PROPOSAL 2:

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         Subject to stockholder ratification, the Board of Directors has appointed KPMG LLP as the independent public accountants for the Company. Representatives of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

FEES

         Audit Fees. Aggregate fees billed for professional services rendered in connection with the audit of the Company's consolidated financial statements for the year ended December 31, 2000, including the review of the Company's financial statements included in the Forms 10-Q, were $132,000.

         Financial Information Systems Design and Implementation Fees. No fees were paid to KPMG LLP for operating the Company's information system or for designing or implementing a hardware or software system significant to the Company's financial statements.

         All Other Fees. Aggregate fees billed for all other services, primarily income tax services, for the year ended December 31, 2000 were $122,000.

         The Audit Committee has determined that the provision of these services is compatible with maintaining the independence of KPMG LLP.

         If stockholders do not ratify the appointment of KPMG LLP, other certified public accountants will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                OTHER INFORMATION

SECURITY OWNERSHIP OF COMMON STOCK OF CERTAIN OWNERS AND MANAGEMENT

         The following table sets forth as of the Record Date, certain information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company who beneficially owns Common Stock,
(ii) each executive officer of the Company named in the table below under "Compensation of Executive Officers--Summary Compensation Table" who beneficially owns Common Stock, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known to the Company to own beneficially (directly or indirectly) more than 5% of the Common Stock. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, except as otherwise noted.

                                                                              COMMON STOCK
                                                                              BENEFICIALLY       PERCENTAGE
                     NAME                                                       OWNED (1)       OWNERSHIP (1)
                     ----                                                       ---------       -------------
DIRECTORS AND EXECUTIVE OFFICERS
Michael H. Lerner (2).....................................................      1,051,717             14.4%
S.E. Melvin Hecht.........................................................         50,000                *
G. Michael Dees...........................................................        100,052              1.3
Christine M. Carlucci (3).................................................         94,767              1.2
Robert Davidoff (4).......................................................        468,620              6.4
Lawrence D. Glaubinger....................................................        136,135              1.8
Brett J. Meyer (5)........................................................        102,500              1.4
Barry S. Rosenstein.......................................................        144,545              1.9
David W. Zalaznick (6)....................................................        348,518              4.7
                                                                                ---------             ----
All Directors and Executive Officers as a Group (9 Persons)                     2,496,854             34.2%

OTHER PRINCIPAL STOCKHOLDERS
Edwin Marks (7)...........................................................        785,988             10.7%
Marjorie Boas (8).........................................................        609,538              8.3
John W. Jordan II (9).....................................................        590,154              8.0
Dimensional Fund Advisors Inc. (10).......................................        492,500              6.7

----------
* Denotes beneficial ownership of less than 1%.

(1) Rounded to the nearest tenth and calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. As of the Record Date, there were 7,299,785 shares of Common Stock issued and outstanding.

(2) Mr. Lerner's address is c/o Marisa Christina, Incorporated, 8101 Tonnelle Avenue, North Bergen, New Jersey 07047. Does not include 8,000 shares transferred by gift to Mr. Lerner's adult children in 1996, January 1997, February 1998 and 10,000 shares in March 1999 and April 2000.

(3) Includes 1,000 shares of Common Stock owned in the name of Ms. Carlucci's minor daughters, as to which Ms. Carlucci has voting and investment power.

(4) Address is c/o Carl Marks & Co., 135 East 57th Street, New York, New York 10022.

(5) Includes 16,000 shares of Common Stock owned by Mr. Meyer's wife, as to which Mr. Meyer disclaims beneficial ownership, and 14,000 shares of Common Stock owned in the name of Mr. Meyer's minor children, as to which Mr. Meyer has voting and investment power.

(6) Includes 14,833 shares of Common Stock owned by the Amy Y. Zalaznick 1995 Irrevocable Trust, 14,834 shares of Common Stock owned by the Jeffrey C. Zalaznick 1995 Irrevocable Trust, and 14,833 shares of Common Stock owned by the Samantha M. Zalaznick 1995 Irrevocable Trust. Mr. Zalaznick's wife is a trustee of each trust, and Mr. Zalaznick disclaims beneficial ownership of these shares. Address is c/o The Jordan Company, 767 Fifth Avenue, 48th Floor, New York, NY, 10153.

(7) Address is c/o CMCO, Inc., 135 East 57th Street, New York, New York 10022. Includes 415,219 shares of Common Stock owned by Mr. Marks' wife, as to which Mr. Marks shares voting and investment power, 10,000 shares owned by the Marks Family Foundation and 51,400 shares owned by CMCO, Inc.

(8) Address is c/o Carl Marks & Co., 135 East 57th Street, New York, New York 10022.

(9) Represents shares held by the John W. Jordan II Revocable Trust, of which Mr. Jordan is the sole trustee and beneficiary. Mr. Jordan's address is c/o The Jordan Company, 767 Fifth Avenue, 48th Floor, New York, New York 10153.

(10)  Address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.


COMPENSATION OF EXECUTIVE OFFICERS

         Summary Compensation Table

         The following table sets forth a summary of certain information regarding compensation paid or accrued by the Company for services rendered to the Company for the fiscal year ended December 31, 2000, and the two prior fiscal years, paid or awarded to those persons who were, at December 31, 2000:
(i) the Company's chief executive officer and (ii) the Company's four most highly compensated executive officers other than the chief executive officer (collectively, the "Named Executive Officers"), some of which received the same remuneration during the fiscal year ended December 31, 2000. Information for prior years is omitted in accordance with the rules of the SEC.

                                                                                                                  Long-Term
                                                                     Annual Compensation                         Compensation
                                                                     -------------------                         ------------

                                                                                            Other Annual          Securities
            Name and Principal Position               Year        Salary(1)    Bonus(2)    Compensation(3)    Underlying Options
            ---------------------------               ----        ---------    --------    ---------------    ------------------
Michael H. Lerner..................................   2000        $500,000     $    --         $    --                      --
  Chairman, President and Chief Executive Officer     1999         500,000          --              --                  80,000
                                                      1998         450,000          --              --                      --

S.E. Melvin Hecht..................................   2000        $250,000     $    --         $    --                      --
 Vice Chairman of the Board, Chief                    1999         200,000      50,000              --                  50,000
   Financial Officer and Treasurer                    1998         150,000          --              --                      --

G. Michael Dees....................................   2000        $300,000     $    --         $    --                      --
 President - Marisa Christina Apparel                 1999         250,000      50,000              --                  50,000
                                                      1998         250,000          --              --                      --

Christine M.  Carlucci.............................   2000        $175,000     $    --         $    --                      --
 Executive Vice-President of Administration           1999         140,000      25,000              --                  35,000
   and Operations and Secretary                       1998         140,000          --              --                      --

--------
(1)   Includes amounts deferred under the Company's 401(k) plan.

(2) The Company grants each of the Named Executive Officers a discretionary annual bonus based on the profitability of operations and other criteria determined by the Board of Directors. See "--Board of Directors Compensation Committee Report on Executive Compensation."

(3) For the periods indicated, no executive officer named in the table received any Other Annual Compensation in an amount in excess of the lesser of either $50,000 or 10% of the total of Annual Salary and Bonus reported for him or her in the two preceding columns.




  Aggregate Option/SAR Exercises in Fiscal 2000 and Year-End Option/SAR Values

         The following table summarizes certain information with respect to the exercises of Company stock options by each of the Named Executive Officers and the value of year-end options beneficially owned by each of the Named Executive Officers.

                                                                                                        Value of Unexercised
                                                                       Number of Unexercised          In-the-Money Options at
                                                                    Options at December 31, 2000        December 31, 2000 (1)
                                                                    ----------------------------        ---------------------
                          Shares Acquired           Value
Name                        on Exercise            Realized         Exercisable    Unexercisable   Exercisable    Unexercisable
----                        -----------            --------         -----------    -------------   -----------    -------------
Michael H. Lerner                ---                  ---             16,000          64,000           ---             ---
S.E. Melvin Hecht                ---                  ---             49,800          43,200           ---             ---
G. Michael Dees                  ---                  ---             45,800          47,200           ---             ---

Christine M.  Carlucci           ---                  ---             26,800          31,200           ---             ---

(1) The option exercise price for all options was above the closing market price on December 31, 2000 for the Common Stock, which was $1 7/8 per share. The above valuations may not reflect the actual valuation of unexercised options as the value of unexercised options fluctuates with market activity.

EMPLOYMENT AGREEMENTS

         Lerner and Dees Employment Agreements. On January 1, 2001, each of Michael H. Lerner (the "Lerner Employment Agreement") and G. Michael Dees (the "Dees Employment Agreement") renewed employment agreements with the Company (collectively, the "Marisa Employment Agreements"), respectively. Pursuant to the Lerner Employment Agreement, Mr. Lerner is paid an annual base compensation of $500,000 and an annual bonus equal to 4% of the difference of (a) the Company's adjusted operating earnings (which generally will be the Company's earnings, plus (i) any extraordinary or non-recurring items of expense, (ii) interest expense attributable to indebtedness other than indebtedness for working capital purposes, (iii) income tax expense, and (iv) bonus expense for senior executives), over (b) $3.0 million. Pursuant to the Dees Employment Agreement, Mr. Dees is paid an annual base compensation of $300,000 and will be eligible to receive an annual discretionary bonus in an amount determined by the Compensation Committee of the Board of Directors. The Marisa Employment Agreements will expire on December 31, 2003. The Marisa Employment Agreements provide for additional payments upon prior termination, depending on whether termination is (i) by the Company due to death or disability, (ii) by the Company for cause or the executive's retirement, (iii) by the Company without cause or by the executive for good reason or (iv) voluntarily by the executive. If termination is by the Company for death or disability, the Company will pay base salary for the longer of one year or the remaining term of the Agreement, a bonus based on the prior year's bonus allocated to the portion of the bonus year prior to termination, plus any deferred compensation and expense reimbursements owed; if termination is by the Company for cause or the executive's retirement, the Company will pay base salary through termination, plus any deferred compensation and expense reimbursements owed; if termination is by the Company without cause or by the executive for good reason, the Company will pay base salary for the longer of two years or the remaining term of employment, a bonus based upon the highest bonus previously paid to the executive under his employment agreement allocated to the portion of the bonus year prior to termination plus any deferred compensation and expense reimbursements owed; and if termination is voluntary by the executive, then the executive will be entitled to all payments as if termination had been by the Company for cause. Pursuant to the terms of the Marisa Employment Agreements, if the executive voluntarily terminates his employment with the Company or the Company terminates the executive for cause, then the Company has the option to prohibit the executive from engaging in any business similar to the Company for a twelve month period commencing from the executive's date of termination.

BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Compensation Philosophy. The Compensation Committee has devoted considerable attention to developing the Company's compensation philosophy which embodies four primary objectives:

         1. to provide incentives based on value delivered to the Company's stockholders and customers;

         2. to clearly connect individual executive pay action with performance;

         3. to maintain a system of rewards that is competitive with industry standards; and

         4. to attract, motivate and retain executives of the highest quality.

         The Company's compensation programs reflect the Compensation Committee's commitment to the mission, values and performance of the Company. Continuous review and refinement of the Company's compensation practices in response to the changing business environment will serve to reinforce this commitment.

         The most important performance yardstick in the Company's compensation program is the Company's ability to deliver long-term value to stockholders through appreciation in share price, cash flow and earnings. On an ongoing basis, the Compensation Committee will test and refine the compensation program to ensure a high correlation between the level of compensation and these measures. Achieving desirable stockholder returns over a sustained period of time requires management's attention to a number of financial, operational and strategic elements which enables the Company to focus on the on-going requirements of the customer. The Company's compensation program, therefore, focuses executives on actions that directly impact stockholder return and serve the needs of the Company's customers.

         The Compensation Committee uses multiple sources of information to evaluate and establish appropriate compensation practices. The Compensation Committee relies on data from benchmark companies within the apparel industry to assess the Company's relative performance and compensation levels. Benchmark companies are selected by meeting multiple criteria including product lines, markets served, revenue size, revenue source and comparable operations. Consistent with the Compensation Committee's objectives, the Compensation Committee will position its executive compensation targets competitively with the benchmark companies. Annual executive compensation will be below, at or above the competitive target depending on individual and Company performance.

         The Compensation Committee strongly believes that incentive compensation should only be awarded for commensurate performance. The Compensation Committee has approved compensation plans which include high minimum levels of performance to ensure that incentives are paid only when truly earned. The Compensation Committee will follow an annual cycle to administer each of the three components of executive compensation. The integrity of the Company's compensation program relies on a rigorous annual performance evaluation process.

         Description of Compensation Programs. The Company's executive compensation program has three components: base salary, annual incentives and long-term incentives. Base salary and annual incentives are primarily designed to reward current performance. Long-term incentives are primarily designed to provide strong incentives for long-term future performance for executive officers and employees.

                  1. Base Salary. Base salaries are set at levels sufficient to attract and retain qualified executives. To accomplish these goals, the Compensation Committee has generally targeted base salaries within a competitive range of average base salaries for similar positions in benchmark companies within the apparel industry. Aggregate base salary increases are intended to parallel increases in the pay levels of the apparel industry as a whole. Individual executive salary increases will strongly reflect the individual's level of performance and, to a lesser extent, trends within the apparel industry.

                  2. Annual Incentive. The Compensation Committee reviews and approves an executive bonus plan each year. Bonus payments have generally depended on the Company's performance in achieving revenue, profitability and other operating objectives, the scope of that officer's responsibility, and other significant corporate objectives. Individual performance is also considered in determining bonuses.

                  3. Long-Term Incentives. The Company's current method of providing long-term incentive compensation opportunities to its employees is through the use of stock options. The Stock Option Plan allows for the awarding of incentive stock options, non-qualified stock options and stock appreciation rights. The purposes of the Stock Option Plan are to encourage ownership of Common Stock by officers and other key employees of the Company and its subsidiaries, to attract and retain highly qualified personnel for positions of substantial responsibility and to provide additional incentive to promote the success of the Company's business. The incentive provided executives under the Stock Option Plan is directly related to increases in the value of the Company to all stockholders, as measured by the trading price of the Common Stock. The factors considered in determining the size of grants include, but are not limited to, length of service to the Company, performance, contribution to the development of the Company, dedication, and loyalty.

         Discussion of CEO Compensation. Mr. Lerner's salary and annual incentive compensation are determined in accordance with the Lerner Employment Agreement. Under the Lerner Employment Agreement, Mr. Lerner is entitled to an annual incentive bonus, or any discretionary bonus approved by the Compensation Committee and the Board of Directors. See "Employment Agreements." The Compensation Committee believes that Mr. Lerner's base salary and annual incentive are consistent with the compensation levels of competitive benchmark companies, as well as his own managerial effectiveness. No specific weight was assigned to any one factor when Mr. Lerner's total compensation for 2000 was reviewed.

         Compensation Deductible under Section 162(m) of the Internal Revenue Code. On August 10, 1993, the Revenue Reconciliation Act of 1993 (the "Act") was enacted. The Act amended the Code by adding Section 162(m), which eliminates the deductibility of most cash and noncash compensation over $1 million paid to certain "covered employees" (generally defined as a corporation's chief executive officer and its four other highest compensated employees). Contributions to qualified plans, items excluded from the employee's gross income, compensation paid pursuant to a binding agreement entered into on or before February 17, 1993, commission-based compensation, and certain "performance-based" compensation are types of remuneration that are not affected by the deduction limitation. Grants of stock options under the Stock Option Plan will not be considered compensation subject to the Section 162(m) limitation.

         During the fiscal year ended December 31, 2000, none of the Named Executive Officers received total compensation in excess of $1 million. However, it is possible that in some future year some portion of the compensation paid to the Company's chief executive officer and its five other highest compensated employees will not be tax deductible under Section 162(m). The Lerner Employment Agreement has been structured to take into account Section 162(m). If the compensation of any of the Company's other affected executives becomes closer to the $1 million deduction limitation, the Compensation Committee plans to consider the requirements of Section 162(m) and decide what actions, if any, will be taken when setting the compensation levels for these executives.

                                            COMPENSATION COMMITTEE,

                                            David W. Zalaznick
                                            Robert Davidoff
                                            Lawrence D. Glaubinger


         The report of the Compensation Committee and the accompanying Performance Graph shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this proxy statement or any part thereof in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

PERFORMANCE GRAPH

         The following graph compares the Company's cumulative total stockholder return on its Common Stock since December 29, 1995, with the cumulative total return of the S&P 500 and the S&P Textile & Apparel Index. Cumulative total returns are calculated assuming that $100 was invested on December 29, 1995, in each of the Common Stock, the S&P 500 and the S&P Textile & Apparel Index, and the reinvestment of all dividends, if any.

         The price of the Common Stock ranged from a low of $3/8 to a high of $2.00 during the period of January 1, 2000 through December 31, 2000.


[PLOTPOINTS FOR PERFORMANCE LINE GRAPH]

                 Marisa Christina      S&P 500      S&P Textile and Apparel
      12/29/95                100           100                         100
      12/31/96        48.09160305     120.14388                  136.036036
      12/31/97        24.42748092     157.55396                 145.9459459
      12/31/98        8.396946565           200                 124.3243243
      12/31/99        10.95419847     239.02878                 90.99099099
      12/31/00        9.480916031        214.79                      105.98

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Zalaznick, Davidoff and Glaubinger served as members of the Company's Compensation Committee during the year ended December 31, 2000.

PROXY SOLICITATION EXPENSE

         The expense of the proxy solicitation will be paid by the Company. In addition to the solicitation of proxies by use of the mails, solicitation also may be made by telephone, telegraph or personal interview by directors, officers and regular employees of the Company, none of whom will receive additional compensation for any such solicitation. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting. The Company will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals.

STOCKHOLDER PROPOSALS

         Proposals of stockholders must be received in writing by the Secretary of the Company no later than 120 days in advance of the first anniversary of the date of the mailing of this proxy statement in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders.

         If a stockholder desires to submit a proposal for consideration at the 2002 Annual Meeting of Stockholders, written notice of such stockholder's intent to make such a proposal must be given and received by the Secretary of the Company at the principal executive offices of the Company either by personal delivery or by United States mail not later than December 15, 2001. Each notice must describe the proposal in sufficient detail for the proposal to be summarized on the agenda for the 2002 Annual Meeting of Stockholders and must set forth: (i) the name and address, as it appears on the books of the Company, of the stockholder who intends to make the proposal; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to present such proposal; and (iii) the class and number of shares of the Company which are beneficially owned by the stockholder. In addition, the notice must set forth the reasons for conducting such proposed business at the 2002 Annual Meeting of Stockholders and any material interest of the stockholder in such business. The presiding officer of the 2002 Annual Meeting of Stockholders will, if the facts warrant, refuse to acknowledge a proposal not made in compliance with the foregoing procedure, and any such proposal not properly brought before the 2002 Annual Meeting of Stockholders will not be considered.

OTHER BUSINESS

         The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those enumerated in the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters do come before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion. Any such other matter will require for its approval the affirmative vote of a majority in interest of the stockholders present in person or by proxy at the Annual Meeting, provided a quorum is present or such greater vote as may be required under the Certificate of Incorporation, the Company's Amended and Restated By-laws or the General Corporation Law of the State of Delaware.

                                       By order of the Board of Directors,


                                       S. E. MELVIN HECHT
                                       Assistant Secretary

North Bergen, New Jersey
April 23, 2001

Each stockholder, whether or not he or she expects to be present in person at the Annual Meeting, is requested to MARK, SIGN, DATE and RETURN THE ENCLOSED PROXY in the accompanying envelope as promptly as possible. A stockholder may revoke his or her proxy at any time prior to voting.

                                                                       EXHIBIT A


            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

                  - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

                  - Monitor the independence and performance of the Company's independent auditors.

                  - Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.


II. Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the NASDAQ Exchange. The Audit Committee shall be composed of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, at its discretion, the Committee, or at least its Chair, will communicate with management and the independent auditors to review the Company's quarterly financial statements and significant findings based upon the auditor's limited review procedures.


III. Audit Committee Responsibilities and Duties



                         Review Procedures

                  1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

                  2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

                  3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

                  4. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 8). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.



                         Independent Auditors

                  5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

                  6. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

                  7. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and general audit approach.

                  8. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

                  9. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.



                         Legal Compliance

                  10. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.



                         Other Audit Committee Responsibilities

                  11. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

                  12. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

                  13. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.



                  Other Optional Charter Disclosures

                  14. Periodically perform self-assessment of audit committee performance.

                  15. Review financial and accounting personnel succession planning within the company.

                                                                       EXHIBIT B

                        REPORT OF THE AUDIT COMMITTEE OF
                THE BOARD OF DIRECTORS OF MARISA CHRISTINA, INC.


The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standard Board.

The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held one meeting during 2000.


In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee has also recommended, subject to Board and shareholder approval, the selection of the Company's independent auditors.


                                          AUDIT COMMITTEE,

                                          Lawrence D. Glaubinger
                                          Robert Davidoff
                                          Brett J. Meyer

PROXY                                  MARISA CHRISTINA, INCORPORATED                THIS PROXY IS SOLICITED
                            8101 TONNELLE AVENUE, NORTH BERGEN, NEW JERSEY 07047        ON BEHALF OF THE
                                                                                       BOARD OF DIRECTORS

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

    The undersigned stockholder(s) hereby appoint(s) Michael H. Lerner and S.E. Melvin Hecht, and each of them, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes them to represent and to vote all of the shares of Common Stock of Marisa Christina, Incorporated held of record as of April 2, 2001, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Marisa Christina, Incorporated to be held on May 24, 2001 at the offices of Mayer, Brown & Platt, 1675 Broadway, New York City, New York at 10:00 AM local time, and at any adjournment thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND A VOTE FOR PROPOSALS 2 AND 3.

1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below (except as marked to the      [ ] WITHHOLD AUTHORITY to vote for all nominees listed below contrary below)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

            MICHAEL H. LERNER                      S.E. MELVIN HECHT                       BRETT J. MEYER
             ROBERT DAVIDOFF                      BARRY S. ROSENSTEIN                   CHRISTINE M. CARLUCCI
             G. MICHAEL DEES                    LAWRENCE D. GLAUBINGER                   DAVID W. ZALAZNICK

2. RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OF STOCKHOLDERS.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                 (continued, and to be signed, on reverse side)

                          (continued from other side)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

                                           Please sign exactly as the name
                                           appears on your stock certificate.
                                           When shares are held by joint
                                           tenants, both should sign. When
                                           signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give title as such. When
                                           signing as a corporation, please sign
                                           in full corporate name by President
                                           or other authorized officer. If you
                                           sign for a partnership, please sign
                                           in partnership name by an authorized
                                           person.

                                           DATED: ________________________, 2001

                                           ____________________________________
                                           SIGNATURE

                                           ____________________________________
                                           SIGNATURE (IF HELD JOINTLY)

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.